Exhibit 32.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Menderes Akdag, Chief Executive Officer and President (principal executive officer) and I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial officer) of PetMed Express, Inc. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the Annual Report on Form 10-K for the year ended March 31, 2007 (the "Report") of the Registrant, that:

  (1)  the Report fully complies  with  the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                           Date: June 1, 2007

                           By: /s/ Menderes Akdag
                           ---------------------------
                           Menderes Akdag
                           Chief Executive Officer and President

                           By: /s/ Bruce S. Rosenbloom
                           ---------------------------------
                           Bruce S. Rosenbloom
                           Chief Financial Officer